UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2018

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2018, Onconova Therapeutics, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Tenth Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment”) to increase the number of authorized shares of the Company’s capital stock from 105,000,000 shares to 255,000,000 shares in order to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 250,000,000 shares.  The Charter Amendment was approved by the Company’s stockholders at a Special Meeting of Stockholders (the “Special Meeting”) held on June 7, 2018, as described below under Item 5.07.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 7, 2018, the Company held the Special Meeting.  The following is a brief description of each matter voted upon at the Special Meeting, as well as the final vote results with respect to each matter.

Proposal 1: Authorized Shares Increase Proposal.

The Company’s stockholders approved the Charter Amendment to increase the number of authorized shares of the Company’s capital stock from 105,000,000 shares to 255,000,000 shares in order to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 250,000,000 shares.  The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
59,701,869	2,683,931	297,403	—

Proposal 2: To authorize an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

The Company’s stockholders approved an authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 1. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
59,904,215	2,400,024	378,964	—

Item 9.01.  Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Exhibit

3.1	Certificate of Amendment to the Tenth Amended and Restated Certificate of Incorporation, as amended, of Onconova Therapeutics, Inc., as approved by stockholders

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Certificate of Amendment to the Tenth Amended and Restated Certificate of Incorporation, as amended, of Onconova Therapeutics, Inc., as approved by stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2018	Onconova Therapeutics, Inc.

	By:	/s/ Mark Guerin
Name: Mark Guerin
Title: Chief Financial Officer